UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 21, 2026

Nakamoto Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42103	84-3829824
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

300 10th Ave South, Nashville, TN	37203
(Address of Principal Executive Offices)	(Zip Code)

(615) 676-8668

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001	NAKA	The Nasdaq Stock Market LLC
Tradeable Warrants to purchase shares of Common Stock, par value $0.001 per share	NAKAW*	OTC Pink Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

*The registrant’s tradeable warrants trade over-the-counter on OTC Pink Market operated on the OTC Markets under the trading symbol “NAKAW”.

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information regarding the Reverse Stock Split (as defined below) contained in Item 5.03 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 21, 2026, the board of directors (the “Board”) of Nakamoto Inc., a Delaware corporation (the “Company”) approved an increase in the number of directors constituting the Board from six (6) to seven (7) and appointed Tyler Evans, Chief Investment Officer of the Company, as a Class II director to serve until the Company’s 2026 Annual Meeting of Stockholders and until his successor is duly elected and qualified. Mr. Evans will not serve on any committees of the Board. Mr. Evans does not qualify as an independent director for purposes of Nasdaq Stock Market LLC listing rules, as well as applicable rules of the United States Securities and Exchange Commission (the “SEC”). Mr. Evans will not receive additional compensation in connection with his service on the Board and there will be no modification to Mr. Evans’ existing compensation arrangement as Chief Investment Officer of the Company.

Mr. Evans’ full biography and, to the extent applicable, the information required by Item 404(a) of Regulation S-K with respect to Mr. Evans, are included in the Company’s Annual Report on Form 10-K, filed by the Company with the SEC on March 30, 2026, and are incorporated into this Item 5.02 by reference.

There are no arrangements or understandings between Mr. Evans and any other person pursuant to which he was named a director of the Company. Mr. Evans does not have any family relationship with the Company’s directors or executive officers or any persons nominated or chosen by the Company to be a director or executive officer. Mr. Evans has not entered into any material plan, contract, arrangement or amendment in connection with his appointment to the Board.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 20, 2026, the Company filed a certificate of amendment to the Company’s Amended Certificate of Incorporation (the “Certificate of Amendment”), with the Secretary of State of the State of Delaware to effect a 1-for-40 reverse stock split of the shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), effective as of 12:01 a.m., Eastern Time, on May 22, 2026 (the “Reverse Stock Split” and the effective time of the Reverse Stock Split, the “Effective Time”). The Common Stock began trading on a post-split basis on the Nasdaq Capital Market (“Nasdaq”) as of the open of trading on May 22, 2026. The ticker symbol for the Common Stock remains “NAKA”.

As previously disclosed, at the Special Meeting of Stockholders held on May 8, 2026 (the “Special Meeting”), the Company’s stockholders approved the Certificate of Amendment and authorized the Board to determine the ratio of the reverse stock split within a specified range of 1-for-20 and 1-for-50. Following the Special Meeting, the Board determined to effect the Reverse Stock Split at a ratio of 1-for-40.

No fractional shares will be issued as a result of the Reverse Stock Split. Stockholders who otherwise would be entitled to receive a fractional share in connection with the Reverse Stock Split will receive a cash payment in lieu thereof. Based upon the Reverse Stock Split ratio, proportionate adjustments will be made to the per share exercise price and the number of shares of Common Stock issuable upon the exercise of all outstanding Common Stock options, pre-funded warrants, tradable warrants, non-tradable warrants, and equity plans. To the extent any fractional share would be issued pursuant to the Company’s equity plans, such share will be rounded down in connection with the Reverse Stock Split. The number of shares reserved for issuance pursuant to these securities will be reduced proportionately based upon the Reverse Stock Split ratio.

VStock Transfer, LLC (“VStock”) is acting as paying agent for the Reverse Stock Split and will adjust registered stockholders’ book-entry accounts to reflect the applicable ratio automatically. Stockholders owning shares via a broker or other nominee will have their positions automatically adjusted to reflect the Reverse Stock Split, subject to the brokers’ particular processes, and generally will not be required to take any action.

On May 22, 2026, the Company’s Common Stock began trading on Nasdaq on a Reverse Stock Split-adjusted basis. The new CUSIP number for the Company’s Common Stock following the Reverse Stock Split is 49457M205. The CUSIP number for the Company’s tradeable warrants, which are quoted on OTC Pink Market, did not change.

The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, which is filed as Exhibit 3.1 to this report and incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

On May 20, 2026, the Company issued a press release announcing that the Reverse Stock Split would become effective at 12:01 a.m. Eastern Time on May 22, 2026, a copy of which is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

On May 22, 2026, the Company issued a press release announcing Mr. Evans’ appointment, a copy of which is attached as Exhibit 99.2 hereto and is incorporated herein by reference.

The information in Exhibits 99.1 and 99.2 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to the Restated Certificate of Incorporation of Nakamoto Inc.
99.1	Press Release Announcing Reverse Stock Split dated May 20, 2026.
99.2	Press Release Announcing Board Expansion, dated May 22, 2026
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunder duly authorized.

NAKAMOTO INC.

Dated: May 22, 2026	By:	/s/ Teresa Gendron
Teresa Gendron
Chief Financial Officer